UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2003

CORNELL COMPANIES, INC.

Exact Name of Registrant as Specified in its Charter

Delaware	1-14472	76-0433642
State of Incorporation or Organization	Commission File Number	I.R.S. Employer Identification No.

1700 West Loop South, Suite 1500 Houston, Texas		77027
Address of Principal Executive Offices		(Zip Code)

(713) 623-0790
Registrant’s telephone number, including area code

INFORMATION TO BE INCLUDED IN REPORT

Item 7.                                           Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is furnished as part of this report:

99.1                                                   Press Release dated May 7, 2003

Item 9.                                           Regulation FD Disclosure (Information provided under Item 12 — Disclosure of Results of Operations and Financial Condition).

On May 7, 2003, Cornell Companies, Inc., a Delaware corporation, issued a press release announcing its financial results to the first quarter ended March 31, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K, including the exhibit, is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2003

CORNELL COMPANIES, INC.

	By:	/s/ John L. Hendrix
	Name:	John L. Hendrix
	Title:	Sr. Vice President and Chief Financial Officer

Exhibit Number	Description

99.1	Press Release dated May 7, 2003